                                                                    EXHIBIT 99.8


CASE NAME:    KEVCO DISTRIBUTION, LP                               ACCRUAL BASIS

CASE NUMBER:  401-40789-BJH-11

JUDGE:        BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2001
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                   TREASURER
---------------------------------------     ------------------------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                    AUGUST 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ Dennis S. Faulkner                               DEBTOR'S ACCOUNTANT
---------------------------------------     ------------------------------------
Original Signature of Preparer                              Title


DENNIS S. FAULKNER                                    AUGUST 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Preparer                                    Date

CASE NAME:       KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 1

CASE NUMBER:     401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                        SCHEDULED            MONTH              MONTH
ASSETS                                                    AMOUNT             MAY-01            JUNE-01          MONTH
------                                                  ---------            ------            -------          -----
1.     Unrestricted Cash (FOOTNOTE)                        41,421                 28                 0
2.     Restricted Cash
3.     Total Cash                                          41,421                 28                 0
4.     Accounts Receivable (Net)                       17,545,859            521,420           133,821
5.     Inventory (FOOTNOTE)                            27,611,039         11,965,623         4,515,805
6.     Notes Receivable
7.     Prepaid Rent                                       236,697            236,093           233,851
8.     Other (Attach List)                                303,392            261,378           260,960
9.     Total Current Assets                            45,738,408         12,984,542         5,144,437
10.    Property, Plant & Equipment                     22,049,500         18,328,270        18,328,270
11.    Less: Accumulated Depreciation/Depletion        (6,151,901)        (5,345,901)       (5,345,901)
12.    Net Property, Plant & Equipment (Footnote)      15,897,599         12,982,369        12,982,369
13.    Due From Insiders
14.    Other Assets - Net of Amortization
       (Attach List)                                    5,741,869          6,153,746           481,876
15.    Other (Attach List)                            100,961,429        124,349,916       124,260,892
16.    Total Assets                                   168,339,305        156,470,573       142,869,574

POST PETITION LIABILITIES

17.    Accounts Payable                                                    2,866,276         1,562,134
18.    Taxes Payable                                                         419,675           419,121
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List)                                                 3,184,091         3,209,036
23.    Total Post Petition Liabilities                                     6,470,042         5,190,291

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)                         75,885,064         38,219,089        15,018,882
25.    Priority Debt (FOOTNOTE)                         1,412,879
26.    Unsecured Debt                                  19,966,456         19,688,781        19,694,829
27.    Other (Attach List)                            243,205,150        244,988,081       244,988,081
28.    Total Pre Petition Liabilities                 340,469,549        302,895,951       279,701,792
29.    Total Liabilities                              340,469,549        309,365,993       284,892,083

EQUITY

30.    Pre Petition Owners' Equity                                      (172,130,244)     (172,130,244)
31.    Post Petition Cumulative Profit Or (Loss)                         (16,710,316)      (29,037,608)
32.    Direct Charges To Equity (FOOTNOTE)                                35,945,140        59,145,343
33.    Total Equity                                                     (152,895,420)     (142,022,509)
34.    Total Liabilities and Equity                                      156,470,573       142,869,574

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                          SUPPLEMENT TO

CASE NUMBER:   401-40789-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                     SCHEDULED              MONTH              MONTH
ASSETS                                                  AMOUNT             MAY-01            JUNE-01           MONTH
------                                               ---------             ------            -------           -----
A.     Inventory Vendor Deposit                        130,000
B.     Leased Facility Deposit                         173,392            173,392            172,974
C.     Miscellaneous Prepaids                                              87,986             87,986
D.
E.

TOTAL OTHER ASSETS -  LINE 8                           303,392            261,378            260,960

A.     Goodwill: Shepherd Products (FOOTNOTE)        5,223,119          5,159,370
B.     Goodwill: DARCO (FOOTNOTE)                      518,750            512,500
C.     Capitalized Lease (FOOTNOTE)                                       481,876            481,876
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14     5,741,869          6,153,746            481,876

A.     Intercompany Receivables (FOOTNOTE)         100,961,429        124,349,916        124,260,892
B.
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 15                      100,961,429        124,349,916        124,260,892

POST PETITION LIABILITIES

A.     Accrued Liabilities (FOOTNOTE)                                   1,008,812          1,033,757
B.     Long Term Leases (FOOTNOTE)                                      1,137,492          1,137,492
C.     Accrued Interest: Bank                                               9,667              9,667
D.     Payroll                                                          1,028,120          1,028,120
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                         3,184,091          3,209,036

PRE PETITION LIABILITIES

A.     Interco. Payables (FOOTNOTE)                114,705,150        116,488,081        116,488,081
B.     10 3/8% Senior Sub. Notes                   105,000,000        105,000,000        105,000,000
C.     Sr. Sub. Exchangeable Notes                  23,500,000         23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27     243,205,150        244,988,081        244,988,081

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 2

CASE NUMBER:   401-40789-BJH-11

INCOME STATEMENT


                                                              MONTH              MONTH                                   QUARTER
REVENUES                                                      MAY-01             JUNE-01         MONTH                    TOTAL
--------                                                      -------            -------         ------                  -------
1.   Gross Revenues (FOOTNOTE)                                (48,004)            (1,188)                                (49,192)
2.   Less: Returns & Discounts                                (40,501)                                                   (40,501)
3.   Net Revenue                                              (88,505)            (1,188)                                (89,693)

COST OF GOODS SOLD

4.   Material                                                 608,994             20,663                                 629,657
5.   Direct Labor                                             302,560                                                    302,560
6.   Direct Overhead                                          289,648             91,332                                 380,980
7.   Total Cost Of Goods Sold                               1,201,202            111,996                               1,313,198
8.   Gross Profit                                          (1,289,707)          (113,183)                             (1,402,890)

OPERATING EXPENSES

9.   Officer/Insider Compensation                              19,019             16,538                                  35,557
10.  Selling & Marketing                                        6,010              9,241                                  15,251
11.  General & Administrative                               3,561,127            162,604                               3,723,731
12.  Rent & Lease                                             611,091            113,011                                 724,102
13.  Other (Attach List)                                      836,415            241,783                               1,078,198
14.  Total Operating Expenses                               5,033,662            543,177                               5,576,839
15.  Income Before Non-Operating Income & Expense          (6,323,369)          (656,360)                             (6,979,729)


OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                              (6,661)                                 (6,661)
17.  Non-Operating Expense (Att List)                                         11,677,593                              11,677,593
18.  Interest Expense
19.  Depreciation / Depletion                                 161,264                                                    161,264
20.  Amortization
21.  Other (Attach List)
22.  Net Other Income & Expenses                             (161,264)       (11,670,932)                            (11,832,196)

REORGANIZATION EXPENSES

23.  Professional Fees
24.  U.S. Trustee Fees
25.  Other (Attach List)
26.  Total Reorganization Expenses
27.  Income Tax
28.  Net Profit (Loss)                                     (6,484,633)       (12,327,292)                            (18,811,925)


This form  x  does does     not have related footnotes on Footnotes Supplement.
         ----           ---

CASE NAME:     KEVCO DISTRIBUTION, LP                            SUPPLEMENT TO

CASE NUMBER:   401-40789-BJH-11                                ACCRUAL BASIS - 2

INCOME STATEMENT

                                                     MONTH              MONTH                                 QUARTER
OPERATING EXPENSES                                   MAY-01            JUNE-01           MONTH                 TOTAL
------------------                                   ------            -------           -----                -------
A.   Payroll & Employee Benefits                    499,206            106,807                                606,013
B.   Insurance                                      175,968             32,135                                208,103
C.   Utilities & Telephone                           81,549             88,804                                170,353
D.   Taxes                                           79,692             14,037                                 93,729
E.

TOTAL OTHER OPERATING EXPENSES - LINE 13            836,415            241,783                              1,078,198

OTHER INCOME & EXPENSES

A.   Miscellaneous Income                                               (6,661)                                (6,661)
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16                                    (6,661)                                (6,661)

A.   Loss on sale of Assets (FOOTNOTE)                              11,677,593                             11,677,593
B.
C.
D.
E.

TOTAL NON-OPERATING EXPENSE - LINE 17                               11,677,593                             11,677,593

A.
B.
C.
D.
E.

TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

CASE NAME:           KEVCO DISTRIBUTION, LP                   ACCRUAL BASIS - 3

CASE NUMBER:         401-40789-BJH-11

                                                              MONTH                MONTH                                 QUARTER
CASH RECEIPTS AND DISBURSEMENTS                               MAY-01              JUNE-01           MONTH                 TOTAL
-------------------------------                               ------              -------           -----                -------
1.   Cash - Beginning Of Month                         SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:     KEVCO DISTRIBUTION LP             SUPPLEMENT TO ACCRUAL BASIS -3
                                                 JUNE, 2001
CASE NUMBER:   401-40789-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                                  DIST LP        MFG           MGMT       HOLDING   COMP     KEVCO INC      TOTAL
                                                  -------     ---------     ----------    -------  -------   ---------   -----------
 1     CASH - BEGINNING OF MONTH                        28       15,478     16,261,944      5,010   6,050        1,000   16,289,510

   RECEIPTS FROM OPERATIONS
 2     CASH SALES                                       --           --                                                          --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3     PRE PETITION                                     --           --                                                          --
 4     POST PETITION                               155,454      408,048                                                     563,502

 5     TOTAL OPERATING RECEIPTS                    155,454      408,048             --         --      --           --      563,502

   NON OPERATING RECEIPTS
 6     LOANS & ADVANCES                                              --                                                          --
 7     SALE OF ASSETS                              300,000   13,335,176        365,203                                   14,000,379
 8     OTHER                                        49,423        1,171         50,046         --      --           --      100,640
        INTERCOMPANY TRANSFERS                     466,052     (275,474)      (190,578)        --      --                        --
                    SALE EXPENSE REIMBURSEMENT
                    LIFE INSURANCE CASH VALUE
                    RENT
                    TAX REFUND
                    MISC.                           49,423                                             --
                    INTEREST INCOME                                             50,046

 9     TOTAL NON OPERATING RECEIPTS                815,475   13,060,873        224,671         --      --           --   14,101,019

10     TOTAL RECEIPTS                              970,929   13,468,921        224,671         --      --           --   14,664,521

11     CASH AVAILABLE                              970,957   13,484,399     16,486,615      5,010   6,050        1,000   30,954,031

   OPERATING DISBURSEMENTS
12     NET PAYROLL                                 166,627       66,305        169,505                                      402,437
13     PAYROLL TAXES PAID                                            --        167,389                                      167,389
14     SALES, USE & OTHER TAXES PAID                   281           --                                                         281
15     SECURED/RENTAL/LEASES                       215,126        6,622         38,617                                      260,365
16     UTILITIES                                    76,221       48,459          3,480                                      128,160
17     INSURANCE                                    31,699           --        166,527                                      198,226
18     INVENTORY PURCHASES                           3,055       28,101             --                                       31,156
19     VEHICLE EXPENSE                                 906           --             --                                          906
20     TRAVEL                                       10,030        8,043            143                                       18,216
21     ENTERTAINMENT                                    --           --             --                                           --
22     REPAIRS & MAINTENANCE                         6,736        2,505          2,703                                       11,944
23     SUPPLIES                                      1,157        8,190         30,130                                       39,477
24     ADVERTISING                                                                                                               --
25     OTHER                                       459,119   13,011,037     10,134,199        379     382           --   23,605,116
                LOAN PAYMENTS                      300,000   12,883,776     10,000,000                                   23,183,776
                    FREIGHT                         15,800      112,046          4,535                                      132,381
                    CONTRACT LABOR                   1,917           --         23,505                                       25,422
                    401 K PAYMENTS                                   --         40,675                                       40,675
                    PAYROLL TAX ADVANCE ADP                                                                                      --
                    WAGE GARNISHMENTS                                            3,746                                        3,746
                    MISC.                          141,402       15,215         61,738        379     382                   219,116

26     TOTAL OPERATING DISBURSEMENTS               970,957   13,179,262     10,712,693        379     382           --   24,863,673

   REORGANIZATION DISBURSEMENTS
27     PROFESSIONAL FEES                                        301,398        347,517                                      648,915
28     US TRUSTEE FEES                                               --         31,250                                       31,250
29     OTHER                                                                                                                     --
30     TOTAL REORGANIZATION EXPENSE                     --      301,398        378,767         --      --           --      680,165

31     TOTAL DISBURSEMENTS                         970,957   13,480,660     11,091,460        379     382           --   25,543,838

32     NET CASH FLOW                                   (28)     (11,739)   (10,866,789)      (379)   (382)          --  (10,879,317)

33     CASH - END OF MONTH                              --        3,739      5,395,155      4,631   5,668        1,000    5,410,193

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 4

CASE NUMBER:  401-40789-BJH-11

                                                         SCHEDULED           MONTH                MONTH
ACCOUNTS RECEIVABLE AGING                                 AMOUNT             MAY-01               JUNE-01         MONTH
-------------------------                                ---------           ------               -------         -----
1.   0 - 30                                                                     3,059               7,412
2.   31 - 60                                                                  261,278              41,981
3.   61 - 90                                                                  132,312              60,135
4.   91 +                                                                     124,591              24,293
5.   Total Accounts Receivable                           17,545,859           521,240             133,821
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                           17,545,859           521,240             133,821

AGING OF POST PETITION                                     MONTH:    JUNE-01
TAXES AND PAYABLES                                                -------------

                                            0 - 30          31 - 60         61 - 90             91 +
TAXES PAYABLE                                DAYS            DAYS             DAYS               DAYS              TOTAL
-------------                               ------          -------         --------            ------             -------
1.   Federal
2.   State                                    5,541                                                                    5,541
3.   Local
4.   Other (See Below)                      413,580                                                                  413,580
5.   Total Taxes Payable                    419,121                                                                  419,121
6.   Accounts Payable (FOOTNOTE)             16,841           7,998         1,537,295                              1,562,134


                                                            MONTH:    JUNE-01
                                                                  --------------

STATUS OF POST PETITION TAXES

                                                       BEGINNING TAX   AMOUNT WITHHELD                               ENDING TAX
FEDERAL                                                  LIABILITY*     AND/OR ACCRUED        (AMOUNT PAID)           LIABILITY
-------                                                -------------   ---------------        -------------          ----------
1.   Withholding **                                                            44,399             (44,399)
2.   FICA - Employee **                                                        13,938             (13,938)
3.   FICA - Employer **                                                        13,938             (13,938)
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                       72,275             (72,275)

STATE AND LOCAL

8.   Withholding                                                                5,853              (5,853)
9.   Sales (FOOTNOTE)                                         1,465             4,076                                       5,541
10.  Excise
11.  Unemployment                                                                  85                 (85)
12.  Real Property (FOOTNOTE)                               418,210                                (4,630)                 413,580
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                                  419,675            10,014             (10,568)                 419,121
16.  Total Taxes                                            419,675            82,290             (82,844)                 419,121

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 5

CASE NUMBER:  401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                          MONTH:    JUNE-01
                                                                ----------------

BANK RECONCILIATIONS                              Account # 1       Account # 2
--------------------                              -----------       -----------
A.     BANK:
B.     ACCOUNT NUMBER:                                                                Other Accounts             TOTAL
C.     PURPOSE (TYPE):                                                                 (Attach List)
1.     Balance Per Bank Statement
2.     Add: Total Deposits Not Credited
3.     Subtract: Outstanding Checks
4.     Other Reconciling Items
5.     Month End Balance Per Books
6.     Number of Last Check Written


INVESTMENT ACCOUNTS

                                              DATE OF
BANK, ACCOUNT NAME & NUMBER                   PURCHASE            TYPE OF INSTRUMENT       PURCHASE PRICE            CURRENT VALUE
---------------------------                   --------            ------------------       --------------            -------------
7.
8.
9.
10.    (Attach List)
11.    Total Investments

CASH

12.    Currency On Hand
13.    Total Cash - End of Month

This form     does  x   does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 6

CASE NUMBER:   401-40789-BJH-11

                                                            MONTH:   JUNE-01
                                                                  --------------


PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.


                                    INSIDERS

                                      TYPE OF             AMOUNT               TOTAL PAID
             NAME                     PAYMENT              PAID                 TO DATE
             ----                   ------------          ------               ----------

1.   Martin, Steve                  Payroll                16,538                82,691
2.   Martin, Steve                  Exp. Reimb.               392                 1,782
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders                            16,930                84,473


                                  PROFESSIONALS

                                                  DATE OF
                                                 COURT ORDER                                                       TOTAL
                                                 AUTHORIZING           AMOUNT     AMOUNT     TOTAL PAID         INCURRED &
            NAME                                  PAYMENT             APPROVED     PAID        TO DATE            UNPAID *
            ----                                 -----------          --------    ------     ----------         ----------
1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Professionals

  *    Include all fees incurred, both approved and unapproved


            POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND
                          ADEQUATE PROTECTION PAYMENTS

                                                            SCHEDULED        AMOUNTS              TOTAL
                                                             MONTHLY           PAID               UNPAID
                                                            PAYMENTS          DURING               POST
                    NAME OF CREDITOR                          DUE             MONTH              PETITION
                    ----------------                        ---------        -------             --------
1.   Bank of America (FOOTNOTE)                                              23,200,207        15,018,882
2.   Leases Payable (FOOTNOTE)                                                       Not Available
3.
4.
5.   (Attach List)
6.   TOTAL                                                                   23,200,207        15,018,882

This form  x   does     does not have related footnotes on Footnotes Supplement.
          ---       ---

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 7

CASE NUMBER:   401-40789-BJH-11

                                                           MONTH:    JUNE-01
                                                                  -------------

QUESTIONNAIRE

                                                                                                     YES           NO
                                                                                                     ---           --
1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                              X

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                                         X

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                                            X

4.      Have any payments been made on Pre Petition Liabilities
        this reporting period?                                                                       X

5.      Have any Post Petition Loans been received by the debtor from any party?                                    X

6.      Are any Post Petition Payroll Taxes past due?                                                               X

7.      Are any Post Petition State or Federal Income Taxes past due?                                               X

8.      Are any Post Petition Real Estate Taxes past due?                                                           X

9.      Are any other Post Petition Taxes past due?                                                                 X

10.     Are any amounts owed to Post Petition creditors delinquent?                                                 X

11.     Have any Pre Petition Taxes been paid during the reporting period?                                          X

12.     Are any wage payments past due?                                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                                     YES           NO
                                                                                                     ---           --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                                X

2.      Are all premium payments paid current?                                                        X

3.      Please itemize policies below.


If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


         TYPE OF POLICY                   CARRIER                     PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
         --------------                   -------                     --------------             --------------------------
Property                          Lexington, Allianz                  5/29/00-9/1/01             Annual             $286,600
Group Health                      Blue Cross/Blue Shield                Self/Insured             Annual           $1,504,861
Auto                              Liberty Mutual                       9/1/00-9/1/01             Annual             $250,245
General Liability                 Liberty Mutual                       9/1/00-9/1/01             Annual             $313,520
Umbrella                          National Union                       6/1/00-9/1/01             Annual             $103,349
Workers Compensation              Liberty Mutual                       9/1/00-9/1/01             Annual             $944,320
Marine Cargo                      Firemans Fund                        9/1/00-9/1/01             Annual               $6,000

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ----

CASE NAME:     KEVCO DISTRIBUTION, LP                  FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40789-BJH-11                            ACCRUAL BASIS

                                                      MONTH:    JUNE 30, 2001
                                                             -------------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER              FOOTNOTE/EXPLANATION
------         -----------              --------------------
1                     1                 Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
3                     1                 Existing Forms and Records; (2) Authorizing Maintenance of Existing Corporate
                                        Bank Accounts and Cash Management System; and (3) Extending Time to Comply with
                                        11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and
                                        Key Bank deposit accounts are swept daily into Kevco's lead account number
                                        1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No. 401-40788-BJH-11).
                                        Accordingly, all cash receipts and disbursements flow through Kevco Management's
                                        Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a
                                        Supplement to Accrual Basis -3. Debtor as of the end of May closed all of its bank accounts.

1                     5                 (A)  Pursuant to an Asset Purchase Agreement approved by the Court on February
1                    12                 23, 2001 and effective as of the same date among Kevco, Inc., Kevco
1                 14A,B                 Manufacturing, LP, Wingate Management Co. II, LP and Adorn, LLC, certain
1                    24                 assets and liabilities of Design Components, a division of Kevco
2                   17A                 Manufacturing, were transferred to Adorn, LLC. At the effective date of
6                     1                 purchase, Buyer assumed certain executory contracts, approximately $1.6
7                     1                 million of debtor's unsecured pre-petition liabilities. $3.5 million of
7                     4                 accounts receivable, $5 million of inventory and $2.2 million (book value)
                                        of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt. Kevco,
                                        Inc.'s report reflects the transaction detail (see Footnote 1,32).

                                        (B)  Pursuant to an Asset Purchase Agreement approved by the Court on April 3,
                                        2001 and effective as of the same date among Universal Forest Products
                                        Eastern Division, Inc. and Kevco Manufacturing, LP, Universal purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates) of the Sunbelt division of
                                        Kevco Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                        (C)  Debtor paid $15 million from available cash during April to Bank of America to reduce pre-petition secured debt.

                                        (D)  Pursuant to an Asset Purchase Agreement approved by the Court on April 25,
                                        2001 and effective as of April 30, 2001, Alliance Investment and Management
                                        Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP.
                                        Approximately $4 million in sales proceeds were paid directly to Bank of
                                        America thereby reducing pre-petition secured debt. The associated write-off of goodwill carried on Debtor's books and records did not occur until June 2001.

                                        (E)  Pursuant to an Asset Purchase Agreement approved by the Court on May 21,
                                        2001 and effective June 1, Drew Industries Incorporated purchased substantially all of the assets used by the Better Bath Division of Kevco
                                        Manufacturing, LP. Approximately $8 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER              FOOTNOTE/EXPLANATION
------         -----------              --------------------
                                        (F)  Pursuant to an Asset Purchase Agreement approved by the Court on May 21,
                                        2001 and effective June 1, Duo-Form Acquisition Corporation purchased substantially all of the assets used by the Duo-Form Division of Kevco
                                        Manufacturing, LP. Approximately $5 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                        (G)  Debtor, as part of its overall liquidation strategy, reduced its inventory significantly during June 2001 by holding auctions and other sales activities.

1                   14C                 The Debtor records on its books accruals for certain liabilities based on
1                 22A,B                 historical estimates. While known creditors were listed on the Debtor's
                                        Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                                        Liabilities."

1                   15A                 Intercompany receivables/payables are from/to co-debtors Kevco Management Co.
1                   27A                 (Case No. 401-40788-BJH-11), Kevco Manufacturing, LP (Case No.
7                     3                 401-40784-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-BJH-11), DCM
                                        Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                                        401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11), and
                                        Kevco, Inc. (Case No. 401-40783-BJH-11).

1                    25                 Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14,
                                        2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

1                    32                 The direct charges to equity are due to secured debt reductions pursuant to sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the
                                        South Region of Kevco Distribution, as well as direct cash payments of $25 million (see footnote 1,24). The secured debt owed to Bank of America by Kevco,
                                        Inc. (Case No. 401-40783-BJH) has been guaranteed by all of its co-debtors (see
                                        Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

2                     1                 The negative amount in May 2001 of $48,004 listed as gross revenues is due to the settlement of warranty claims from the sale of the South Region of Kevco
                                        Distribution.

4                     6                 The amounts in the 61-90 day aging column of Accounts Payable during June 2001 are inflated due to wire transfer payments that have not yet been applied to invoices.

4                     9                 Sales tax owing is an accrual only and not yet due. Some of the property taxes
4                    12                 payable may be pre-petition. Once they are identified, the monthly operating report will be adjusted.

6                     2                 The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been or will soon be rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The
                                        Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.